Exhibit 10.2
GUARANTY

For value received and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to Tucows.Com Co., a company organized under the laws of Nova Scotia (hereinafter designated as “Borrower”), by Bank of Montreal, Toronto, Ontario, Canada (hereinafter called the “Bank”), from time to time, the undersigned hereby guarantees the full and prompt payment to the Bank of any and all indebtedness, obligations and liabilities of every kind and nature of the Borrower to the Bank howsoever evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise (hereinafter all such indebtedness, obligations and liabilities being collectively referred to as the “Indebtedness”); and the undersigned further agrees to pay all expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by the Bank in endeavoring to collect the Indebtedness, or any part thereof, and in protecting, defending or enforcing this guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

The undersigned further acknowledges and agrees with the Bank that:

1.           This guaranty is a continuing guaranty and shall secure the Indebtedness and any ultimate balance thereof, notwithstanding that the Borrower may from time to time satisfy the Indebtedness in whole or in part from time to time and thereafter incur further Indebtedness. The Bank may make successive demands for payment under this guaranty. The granting of credit from time to time by the Bank to the Borrower in excess of the amount to which the right of recovery under this guaranty is limited and without notice to the undersigned, is hereby also authorized and shall in no way affect or impair this guaranty. The undersigned may terminate its further liability under this guaranty by providing ninety (90) days' written notice to the Bank and the undersigned shall have no liability hereunder with respect to Indebtedness incurred or arising after the expiry of such period, but shall remain liable hereunder in respect of all Indebtedness incurred or arising prior to the expiry of such period, specifically including contingent liabilities incurred before such date which mature thereafter.

2.           In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Borrower or the undersigned, all of the Indebtedness then existing shall, at the option of the Bank, immediately become due or accrued and payable from the undersigned. All dividends or other payments received from the Borrower or on account of the Indebtedness from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank.

3.           The liability hereunder shall in no way be affected or impaired by (and the Bank is hereby authorized to make from time to time, without notice to anyone) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, either express or implied, or of any contract or contracts evidencing any of the Indebtedness, or of any security or collateral therefor. The liability hereunder shall in no way be affected or impaired by any acceptance by the Bank of any security for or other guarantors upon any of the Indebtedness, or by any failure, neglect or omission on the part of the Bank to realize upon or protect any of the Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower, possessed by the Bank, toward the liquidation of the Indebtedness, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment to the Borrower or to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Bank shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

4.           All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the undersigned or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Indebtedness, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence hereunder, are waived. No act of commission or omission of any kind, or at any time, upon the part of the Bank in respect to any matter whatsoever, shall in any way affect or impair this guaranty.

5.           The undersigned will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any security therefor, unless and until the full amount owing to the Bank on the Indebtedness has been paid and the payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or any proceeds thereof or any security therefor unless and until the full amount owing to the Bank on the Indebtedness has been paid.

6.           The Bank may, without any notice whatsoever to any one, sell, assign or transfer all of the Indebtedness, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Indebtedness, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have an unimpaired right to enforce this guaranty for the benefit of the Bank or any such participant, as to so much of the Indebtedness that it has not sold, assigned or transferred.

7.           The undersigned waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. The undersigned agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

8.           If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.

9.           The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor of the Indebtedness, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10.         Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty shall be construed according to the law of the Commonwealth of Pennsylvania, in which State it shall be performed by the undersigned and may not be waived, amended, released or otherwise changed except by a writing signed by the Bank.

11.         This guaranty may be executed by facsimile or pdf, and any signature contained hereon by facsimile or pdf shall be deemed to be equivalent to an original signature for all purposes.

12.         Without prejudice to any other method of giving notice, all communications by the Bank to the undersigned provided for or permitted hereunder shall be in writing and delivered by prepaid private courier or sent by facsimile to the address of the undersigned as follows:

96 Mowat Avenue.
Toronto, Ontario
M6k 3M1
Attention: President
Fax no.: (416) 531-1257

Any communication transmitted by prepaid private courier shall be deemed to have been validly and effectively given or delivered on the Business Day after which it is submitted for delivery. Any communication transmitted by facsimile shall be deemed to have been validly and effectively given or delivered on the day on which it is transmitted, if transmitted on a Business Day on or before 5:00 p.m. (local time of the undersigned), and otherwise on the next following Business Day. The undersigned may change its address for service by notice given in the foregoing manner. As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks are generally open for normal banking business in both Toronto, Ontario, and Philadelphia, Pennsylvania.

13.         This guaranty and every part thereof shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors, legal representatives and assigns. The undersigned waives notice of the Bank's acceptance hereof.

14.         The undersigned hereby acknowledges receipt of a copy of this guaranty.

Signed and delivered by the undersigned, in Toronto, Ontario Canada, this 14th day of December, 2012. The undersigned acknowledges receipt of a completed copy of this guaranty as of the time of execution.

TING INC.

By:	/s/ Michael Cooperman
Name: Michael Cooperman
Its: Secretary and Treasurer